ACCOUNTS RECEIVABLE, NET - Schedule of Allowance for Doubtful Accounts (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
ACCOUNTS RECEIVABLE, NET
Balance at beginning of the year	$ 5,437	$ 5,486	$ 4,591
Addition	524	113	1,184
Reverse	(144)	(93)	0
Disposal of subsidiaries	(2,276)		0
Exchange rate adjustment	256	(69)	(289)
Balance at end of the year	$ 3,797	$ 5,437	$ 5,486